                            BROCADE / HP CONFIDENTIAL


                                                                   Exhibit 10.45


                                 AMENDMENT NO. 4
                                       TO
                             OEM PURCHASE AGREEMENT


This Amendment No. 4 (the "Amendment") to the OEM Purchase Agreement (the "Agreement") dated April 20, 2001, by and between HEWLETT-PACKARD COMPANY, a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California 94304 ("HP") and BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and Brocade Communications Systems Switzerland SarL, a corporation organized under the laws of Geneva, and having its principal place of business at 29-31 Route de l'Aeroport, CH-1205 Geneva, Switzerland (collectively "Supplier") is entered into by HP and Supplier effective as of June 5, 2002 (the "Effective Date"). This Amendment is a Product Addendum as described in Section 2.18 of the Agreement. The parties hereby agree as follows:

Except as expressly amended herein all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect. All capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement. In the event a conflict between the Agreement and this Amendment, the terms of this Amendment shall govern.

WHEREAS, HP and Supplier wish to include the SilkWorm 12000 and related products as additional OEM Products, and terms specific to those additional products;

NOW THEREFORE, the parties hereto agree as follows:


1. TRAINING

    1.1 Technical & Presales Training. Supplier shall provide to HP, [*] in Supplier's technical training course, AFS 212, on installation and configuration of the Silkworm 12000 during the Term of this Agreement. Such training shall take place at Supplier's San Jose location and in accordance with the published schedule for the AFS 212 training class on the Supplier web site at Brocade.com. In addition, Supplier shall provide [*] licenses for the AFS 212 class course material in exchange for the equipment as described below in Section 1.4. Supplier shall also make available to HP the FRP 212 course for break/fix training for [*].

         Supplier will maintain a designated training contact for HP SAN University personnel, and will provide technical support for, and a qualified Supplier training resource (including but not limited to a system engineer) to participate in, the [*] taught by HP utilizing the training provided hereunder by


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                AMENDMENT NO. 4

                            BROCADE / HP CONFIDENTIAL



         Supplier. Such classes will be up to [*] days in length. HP will be responsible for reasonable travel and expenses incurred by Supplier's training resource. Other training (including without limitation Supplier's Educational Services technical training) may be provided upon mutually agreed terms and conditions.

    1.2 HP Training Requirement. HP shall use its commercially reasonable efforts to conduct, no later than [*] after the Effective Date of this Amendment, internal training courses on the Silkworm 12000 sufficient to cover no less than [*] HP personnel in order to allow HP to become fully familiar with the Silkworm 12000 and its market.

    1.3 It is understood between HP and Supplier that the following equipment has been provided to Supplier by HP as consideration for the AFS 212 course training materials provided by Supplier to HP as identified in
         Section 1.1 above: [*].

    2.   DOCUMENTATION

    2.1 Preparation of Documentation. Supplier shall provide HP Supplier's standard documentation for the SilkWorm 12000 ("Documentation") [*]. Such Documentation will include planning, installation and operation, and service and user guides. Supplier shall retain ownership of such Documentation.

    2.2 License to Documentation. Supplier shall provide HP with master copies of the Documentation in both hard copy and electronic form. Except as otherwise provided and subject to the retention of all copyright notices and/or confidentiality legends, HP shall have the right to [*] for use internally by its employees, contract employees, and resellers. HP shall also have the right to [*] from the masters supplied to it by Supplier for distribution to purchasers of the HP version of the SilkWorm 12000. HP shall not have the right to [*] except to [*] HP part numbers and/or product names. HP shall provide Supplier with a copy of such [*] Product documentation for [*], and Supplier agrees to perform such [*] on the [*] of any release within [*] of receipt of such [*] If verification is not received by HP within [*] of Supplier's receipt of such [*] Product documentation, said [*] Product documentation will be deemed to have been verified and consented to by Supplier. Supplier's verification of the [*] Documentation is for Supplier's internal purposes only, and HP will not rely on such verification for any purposes. Further, HP shall have the right to distribute such Product documentation and software media to its resellers and end user customers. The Licenses granted in this Article
         2.2 shall continue during the term of this Amendment and for [*] after the date of last shipment by HP of the Products purchased under this Amendment.




* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                AMENDMENT NO. 4

                            BROCADE / HP CONFIDENTIAL



    3.   [*] DATA

         As a clarification, Section 6 of Amendment 2 to the Agreement ("HP [*] DATA") shall apply to all OEM Products, including the SilkWorm 12000.

    4.   ENVIRONMENTAL

         Notwithstanding the provisions of Article 16 of the Agreement, Supplier shall use its commercially reasonable efforts to ensure that the SilkWorm 12000 and its packaging will comply with HP's General Specifications for Environment, [*], attached hereto as Exhibit (B) and incorporated herein by reference, provided however that those provision(s) of HP's General Specifications for Environment relating to batteries shall not apply.

    5    [*] INVENTORY

         [*] inventory and supply model) shall not apply to any Orders for the SilkWorm 12000 Product pursuant to this Amendment 4 to the Agreement.

    6    EXHIBITS

         Each of the following Exhibits referred to in this Amendment is incorporated in full in this Amendment wherever reference to it is made:

         AMENDMENT 4 - EXHIBIT (A) - OEM PRODUCTS AND SPECIFICATIONS
                       (A-1) Supplier Product Specifications
                       (A-2) HP Configuration Specification Documents (A-3) HP Supplier Quality System Requirements

         AMENDMENT 4 - EXHIBIT (B) HP's General Specifications for Environment,
                       [*]

         AMENDMENT 4 - EXHIBIT (C) - PRICING AND FEES




                            [SIGNATURE PAGE FOLLOWS]








* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



                                AMENDMENT NO. 4

                            BROCADE / HP CONFIDENTIAL



This Amendment may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. The parties agree that facsimile signatures of the parties will be binding.



AGREED:


BROCADE COMMUNICATIONS                    HEWLETT-PACKARD COMPANY
SYSTEMS, INC.



BY:                                       BY:
   -----------------------------------        ----------------------------------

NAME:                                     NAME:
     ---------------------------------         ---------------------------------

TITLE:                                    TITLE:
       -------------------------------          --------------------------------



BROCADE COMMUNICATIONS
SWITZERLAND, SARL.


BY:
   -----------------------------------

NAME:
     ---------------------------------

TITLE:
      --------------------------------



                                AMENDMENT NO. 4

                                                                     EXHIBIT A-1


[GRAPHIC IMAGE APPEARS HERE]


                   The Brocade SilkWorm 12000 Core Fabric
                   Switch provides a highly reliable solution for deploying enterprise-class Storage Area
                   Networks (SANs).


SILKWORM SWITCH FAMILY

SILKWORM 12000


Highlights

    - Simplifies enterprise SAN deployment by combining high port density with exceptional scalability, performance, reliability, and availability

    - Delivers industry-leading port density with up to 128 ports in a single 14U enclosure and up to 384 ports in a single rack, facilitating manageable SAN fabrics composed of thousands of ports

    - Meets enterprise-level availability requirements with redundant, hot-pluggable components, no single points of failure within the switch, and non-disruptive software upgrades

    - Supports emerging storage networking technologies with a unique multiprotocol architecture

    - Provides 1 Gbit/sec and 2 Gbit/sec operation today with seamless extension to 10 Gbit/sec in the future

    - Employs Brocade Inter-Switch Link (ISL) Trunking to provide a high-speed data path between switches

    - Leverages Brocade Secure Fabric OS to help ensure a comprehensive security platform for the entire SAN fabric


HIGH-PORT-DENSITY, MULTIPROTOCOL
CORE FABRIC SWITCH


As the industry's first 2 Gbit/sec enterprise-level switch, the Brocade(R) SilkWorm(R) 12000 Core Fabric Switch provides unprecedented levels of availability, scalability, manageability, and security for open enterprise storage applications. Possible configurations range from a 32-port switch to a dual 64-port switch in a single enclosure that provides "pay-as-you-grow" scalability.

Based on the Brocade Intelligent Fabric Services Architecture, the SilkWorm 12000 provides a reliable foundation for high-performance core-to-edge SANs that leverage proven core backbone networking methodology. In addition, multiple SilkWorm 12000 switches can be interconnected at the core to form enterprise SAN fabrics capable of supporting thousands of hosts and storage devices (see Figure
1).

The SilkWorm 12000 provides higher levels of performance and availability than director-class switches while supporting a more intelligent and scalable networked storage model. Moreover, the SilkWorm 12000 is designed to integrate with heterogeneous environments that include multiple operating systems such as Windows NT, UNIX, Linux, Solaris, AIX, and others. As a result, organizations have the flexibility to build cost-effective and easy-to-manage enterprise SAN fabrics. These capabilities make the SilkWorm 12000 ideal for mission-critical business continuance applications such as LAN-free backup, remote mirroring, data replication, and high-availability clustering.


[GRAPHIC IMAGE APPEARS HERE]

SILKWORM 12000

FIGURE 1. A SilkWorm 12000 core fabric surrounded by SilkWorm edge switches enables cost-effective, highly scalable enterprise SANs.

[GRAPHIC IMAGE APPEARS HERE]


HIGH AVAILABILITY THROUGHOUT
THE FABRIC

The core-to-edge SAN model features redundancy within the core fabric switch as well as a high-availability network approach for the entire fabric. Combining the proven reliability of the SilkWorm family with enterprise-level availability features, the SilkWorm 12000 provides a SAN fabric with built-in redundancy and no single point of failure. This infrastructure is capable of delivering overall system availability greater than 99.999 percent--the "five nines" of availability. Other key availability features include:

- Fabric Shortest Path First (FSPF) traffic rerouting

- Dual-redundant control processors

- Redundant, hot-swappable components

- Redundant power and cooling subsystems

- Non-disruptive software upgrades

INDUSTRY-LEADING PERFORMANCE

The SilkWorm 12000 is designed to provide high-performance switching at the core of large SANs. All external Fibre Channel ports can operate at 1 and 2 Gbit/sec per port (inbound and outbound) at distances up to 10 km. In addition, auto-sensing and speed matching of data traffic ensures interoperability between 1 and 2 Gbit/sec devices. With Brocade Extended Fabrics software and Dense Wave Division Multiplexing (DWDM) technology, ISLs can span up to 100 km over Metropolitan Area Networks (MANs)--extending SAN connectivity without significantly inhibiting performance.

To provide even higher performance in the core, Brocade ISL Trunking technology combines up to four ISLs between a pair of switches into a single, logical high-speed trunk running at up to 8 Gbit/sec (see Figure 2).

INTELLIGENCE WITHIN THE SWITCH

To improve security and manageability, Brocade Frame Filtering intelligence is built directly into the SilkWorm 12000 ASIC technology. This design will enable new capabilities such as hardware-enforced zoning based on World Wide Name
(WWN), Logical Unit Number (LUN), or protocol. Organizations can also use Brocade Advanced Performance Monitoring to improve end-to-end performance analysis on a fabric-wide basis. This optional feature helps reduce storage costs by enabling improved SAN performance tuning, resource optimization, and administrator productivity.

OPEN SAN MANAGEMENT

The SilkWorm 12000 simplifies management by networking both core and edge switches under Brocade Fabric OS, the embedded real-time operating system. In addition to centralizing management, this design enables heterogeneous device connectivity, automatic data routing and rerouting, self-healing capabilities, and scalable connectivity. Moreover, the Brocade Fabric Access API enables software vendors to develop feature-rich management applications that leverage the distributed intelligence of Brocade SANs.

SEAMLESS UPGRADES, COST-EFFECTIVE MIGRATION, AND INVESTMENT PROTECTION

To help protect existing technology investments, the SilkWorm 12000 provides a seamless upgrade path and backward and forward compatibility with SilkWorm entry, midrange, and port aggregation offerings. As SAN technologies evolve, the SilkWorm 12000 architecture is designed to integrate with emerging storage networking protocols such as FICON, iSCSI, FC-IP, and InfiniBand. The current design is extendable to future 10 Gbit/sec technologies with a switch module upgrade rather than a forklift upgrade of the chassis.

A NEW LEVEL OF SAN SECURITY

The SilkWorm 12000 supports Brocade Secure Fabric OS, the most comprehensive SAN security architecture available. Based on state-of-the-art networking security technology, this architecture addresses a wide variety of vulnerabilities within the SAN fabric. Advanced security features provide powerful tools for securing SAN access and supporting mission-critical applications. In addition, software- and hardware-enforced Brocade Zoning helps secure data by preventing unauthorized access.

SUPERIOR RELIABILITY, AVAILABILITY, AND SERVICEABILITY

Enterprise-level SilkWorm 12000 reliability features include the following:

- Redundant control processors provide continuous performance during failovers and enable non-disruptive firmware upgrades.

- Continuous monitoring of environmental components helps reduce service costs.

- Power-On Self-Test (POST), online/offline diagnostics,and per-port statistics enable administrators to monitor ports and diagnose problems without disrupting switch operations.

- Error detection and fault isolation facilities automatically disable failing ports and restart them when the problem has been resolved.

INTELLIGENT SAN MONITORING

To simplify SAN monitoring and maintenance, the SilkWorm 12000 provides the following functions:

- Fabric OS enables value-added Brocade SAN fabric monitoring and management applications.

- Industry-standard Management Information Base (MIB) support enables SNMP-based interfaces to access switch information.

- Network administrators can manage switch configurations through a command line interface or Brocade WEB TOOLS.

MAXIMIZING SAN INVESTMENTS

Brocade and its partners offer complete SAN solutions to meet a wide range of technology and business requirements. These solutions include education and training, support, service, and professional services to help optimize SAN investments. For more information, contact an authorized Brocade sales partner or visit WWW.BROCADE.COM.


FIGURE 2. Trunking groups multiple ISLs to enable high-speed data traffic.

[GRAPHIC IMAGE APPEARS HERE]


SILKWORM 12000 CORE FABRIC SWITCH SPECIFICATIONS


SYSTEMS ARCHITECTURE

FIBRE CHANNEL PORTS        128 ports, universal (E, F, and FL);
                           up to eight 16-port Fibre Channel modules

CONTROL PROCESSOR          Redundant (active/standby) control
                           processor modules

SCALABILITY                Full fabric architecture: 239 switches maximum

PERFORMANCE                1.063 Gbit/sec line speed, full duplex; 2.125
                           Gbit/sec line speed, full duplex; auto-sensing of 1
                           Gbit/sec and 2 Gbit/sec port speeds; optionally programmable to fixed port speed; speed matching between 1 Gbit/sec and 2 Gbit/sec ports

ISL TRUNKING               Up to four 2.125 Gbit/sec ports per ISL trunk; up
                           to 8.5 Gbit/sec per ISL trunk

AGGREGATE BANDWIDTH        512 Gbit/sec end-to-end

SWITCH LATENCY             <2.1 (mu)sec any port to any port at 2 Gbit/sec,
                           cut-through routing

MAXIMUM FRAME SIZE         2112-byte payload

FRAME BUFFERS             108 per 4-port group, dynamically allocated

CLASSES OF SERVICE        Class 2, Class 3, Class F (inter-switch frames)

PORT TYPES                FL_Port, F_Port, and E_Port; self-discovery based
                          on switch type (U_Port); optional port type control

DATA TRAFFIC TYPES        Fabric switches supporting unicast, multicast
                          (255 groups), and broadcast

MEDIA TYPES               Hot-pluggable, industry-standard Small Form-Factor
                          Pluggable (SFP), LC connector; Short-Wavelength
                          Laser (SWL), up to 500 m (1,640 ft); Long-
                          Wavelength Laser (LWL), up to 10 km (6.2 mi);
                          distance depends on fiber optic cable and port speed

FABRIC SERVICES           Simple Name Server; Registered State Change
                          Notification (RSCN); Alias Server (multicast);
                          Brocade Advanced Zoning; WEB TOOLS;
                          Fabric Watch; Extended Fabrics; Remote Switch;
                          ISL Trunking; Advanced Performance Monitoring

SILKWORM 12000

HIGH AVAILABILITY

CONTROL PROCESSOR       Redundant (active/standby) control processor
                        modules; automatic failover; non-disruptive software upgrades; dual-flash memory on each control processor to store two software images

MODULES                 Hot-swappable

BACKPLANE               Fully passive

INPUT POWER             Dual AC inputs

CHASSIS POWER           Four AC-DC power supply modules, 2N redundant

COOLING                 Three blower assembly modules (two
                        operational required)


MANAGEMENT

MANAGEMENT              Telnet; SNMP (FE MIB, FC Management MIB); WEB TOOLS;
                        Fabric Watch; Fabric Access layer

MANAGEMENT ACCESS       10/100 Ethernet (RJ-45), in-band over Fibre Channel
                        (requires fabric); two serial ports (DB-9) per control processor module

DIAGNOSTICS             POST and embedded online/offline diagnostics


MECHANICAL SPECIFICATIONS

MOUNTING                Rack mountable in a standard 19 in. EIA rack;
                        Telco-style mid-mounting available

PORTS PER RACK          Up to 384 ports per 42U rack

ENCLOSURE               Rear panel-to-door airflow

SIZE                    43.74 cm (17.22 in.) width
                        61.24 cm (24.11 in., 14U) height
                        70.90 cm (27.90 in.) depth without door
                        74.20 cm (29.20 in.) depth with door

WEIGHT                  98 to 113 kg (215 to 250 lb)


ENVIRONMENT

TEMPERATURE             Operating: 0(degree)C to 40(degree)C

HUMIDITY                Operating: 20% to 85% non-condensing at 40(degree)C

ALTITUDE                0 to 3 km

SHOCK                   20 g, 6 ms, half sine

VIBRATION               Operating: 0.5 g p-p, 5 to 500 Hz;
                        Non-operating: 2.0 g, 5 to 500 Hz

HEAT DISSIPATION        1960 Watts (6700 BTU/hour) fully loaded


POWER

SUPPORTED POWER RANGE   Nominal: 200 to 240 VAC, single phase
                        Operational: 180 to 264 VAC auto-sensing
                        Maximum 2300 Volt-Amps
                        Maximum 12 Amps

IN-RUSH CURRENT         40A maximum, < 1/4 AC cycle, per AC input

FREQUENCY               47 to 63 Hz

FIBRE CHANNEL STANDARDS

STANDARD                REVISION

FC-AL                   ANSI X3.272: 1996
FC-AL-2                 NCITS 332: 1999
FC-FLA                  NCITS TR-20: 1998
FC-GS-3                 NCITS 348: 2000
FC-FG                   ANSI X3.289: 1996
FC-PH                   ANSI X3.230: 1994
FC-PH-2                 ANSI X3.297: 1997
FC-PH-3                 ANSI X3.303: 1998
FC-PLDA                 NCITS TR-19: 1998
FC-SW-2                 Rev 5.3
FC-VI                   Rev 1.61
IPFC                    RFC 2625
FCP                     ANSI X3.269: 1996
FCP-2                   Rev 7
SCSI Enclosure Services Rev 8b
FC-SB-2                 Rev 2.1
FC-BB                   Rev 4.7
FC-FS                   Rev 1.7


REGULATORY COMPLIANCE

                         SAFETY               EMC

Canada                  CSA 60950        ICES-003 Class A
United States           UL 60950         FCC Part 15 Class A
Japan                   IEC60950         VCCI Class A
European Community      EN60950          EN55022 Level A
                        TUV, NEMKO       EN55024
Australia/New Zealand                    AS/NZS 3548
International           IEC 60950        CISPR 22


[GRAPHIC IMAGE APPEARS HERE]


CORPORATE HEADQUARTERS
1745 Technology Drive
San Jose, CA 95110
T:(408) 487-8000
F:(408) 487-8101
info@brocade.com

EUROPEAN HEADQUARTERS
29, route de l'Aeroport
Case Postale 105
Geneva 15, Switzerland 1215
T:+41 22 799 56 40
F:+41 22 799 56 41
europe-info@brocade.com

ASIA PACIFIC HEADQUARTERS
Brocade Communications Systems, Inc.
The Imperial Tower 15th Fl.
1-1-1 Uchisaiwaicho
Chiyoda-ku, Tokyo 100-0011, Japan
T:+81 33507 5802
F:+81 33507 5900
apac-info@brocade.com


(C)2002 Brocade Communications Systems, Inc. All Rights Reserved.03/02 GA-DS-103-03

Brocade, the Brocade B weave logo, and SilkWorm are registered trademarks of Brocade Communications Systems, Inc., in the United States and/or in other countries. All other brands, products, or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.

Notice: This document is for informational purposes only and does not set forth any warranty, expressed or implied, concerning any equipment, equipment feature, or service offered or to be offered by Brocade. Brocade reserves the right to make changes to this document at any time, without notice, and assumes no responsibility for its use. This informational document describes features that may not be currently available. Contact a Brocade sales office for information on feature and product availability. Export of technical data contained in this document may require an export license from the United States government.

                                                                     EXHIBIT A-2


[GRAPHIC IMAGE APPEARS HERE]



                          CONFIGURATION SPECIFICATION


                          HP STORAGEWORKS CORE SWITCH
                                      2/64





                          [GRAPHIC IMAGE APPEARS HERE]







 Date: 6/6/2002        Configuration Specification        Page 1 of 1
     [*]                         Revision E14                 [*]




* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


BROCADE 12000 INFORMATION

PRODUCT :          hp StorageWorks Core Switch 2/64


MODEL NUMBERS:
[*]                hp StorageWorks Core Switch 2/64
[*]                Blade

[*]                hp StorageWorks Core Switch 2/64 (w/ 32
                   ports)
[*]

[*]                hp StorageWorks Core Switch Blade (16
                   port)
[*]

SUPPLIER:          Brocade







 Date: 6/6/2002        Configuration Specification        Page 2 of 2
 [*]                          Revision E14                [*]




* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


                            DOCUMENT REVISION HISTORY


REVISION #    DATE        DESCRIPTION
----------    ----------  ------------------------------------------------------
00            1/24/02     Preliminary
01            2/26/02     Added p/n's, agency label and button drawings
02            2/28/2002   Changed bar coding of FRU spec. Page 8
03            3/14/2002   product name change, brocade badges
04            3/19/02     Added FRU information & license information
05            3/20/02         Dropped AZ.
                              Removed reference to quickloop
                              Added 5.X Port card requirements
06            3/25/02     Corrected rail kit pn in 4.0 to -87903 not -87902
E7            3/29/02     Added contents of rack mount hw kit (BOB)
E8            4/9/02      CD-Rom artwork
E9            4/23/02     Corrected formatting issues, added pn to assy & rail
                          kit subcomponents.
E10           4/23/02     Add route.delayReroute:1
                          All material to be included from Brocade (Polish Doc,
                          Power Cord, Getting Started Guide,  BOB)
E11           5/24/02     Included changes to make similar to pre merger Compaq
                          model.
E12           5/29/02     Pre Merger Compaq team added their content
E13           5/30/02     Added shipping labels, Compaq part # labels,  and
                          locations
E14           6/6/2002    Samples only added on page 11 and 15








 Date: 6/6/2002        Configuration Specification        Page 3 of 3
 [*]                          Revision E14                 [*]









* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


                                TABLE OF CONTENTS


DOCUMENT REVISION HISTORY                                      3

1.     SCOPE OF DOCUMENT                                       5

2.     HP'S GENERAL REQUIREMENTS                               5
   2.1     Bar Code Requirements                               5
   2.2     Power Cords                                         5

3.0    PURCHASED PARTS                                         6

4.0    SWITCH                                                  7
   4.1     Switch Configuration                                7
   4.2     Switch: Configuration Parameters                    7
   4.3     Switch: Licenses                                    8
   4.4     Switch: Accessory Kit                               8
   4.5     Switch: Rack Mount Kit     [*]                     10
   4.6     Switch: Labels                                     11
   4.7     Label Locations                                    13
   4.8     Label:  Accessory Kit                              13
   4.9     Label: Rack Mount Kit                              13
   4.10    Label: Agency                                      14
   4.11    Switch: FRUs                                       14
   4.12    Switch: Packaging                                  14
   4.13    Switch: Documentation CD-ROM Artwork               16

5.0   PORT CARD                                               17
   5.1     Port Card: Serial Label                            17
   5.2     Port Card Packaging:                               17
   5.3     Port Card Shipping Labeling:                       17

6.0     POLISH ENTERPRISE SAFETY & REG INFO    [*]            18

7.0                [*]       CLAMP                            22







 Date: 6/6/2002        Configuration Specification        Page 4 of 4
      [*]                     Revision E14                        [*]


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


1.   SCOPE OF DOCUMENT
This document describes the expectations of how HP expects to receive the 2Gb Network Switch and all parts, devices and components associated with the switch. Typical expectations described in this document are:
  -  Part Numbering and Cross Referencing
  -  Configuration and revision
  -  Labeling
  -  Packaging

This document supercedes any specification described in the Supplier's Product Specification Documentation.


2.   HP'S GENERAL REQUIREMENTS

2.1  BAR CODE REQUIREMENTS
     - The bar code symbol bar shall be Code 39 (also known as "Code 3 of 9") as specified by the AIM Uniform Symbology Specification Code 39.
     - The symbol bar shall start with a minimum "Quiet Zone" of [*] inches and an asterisk "Start" character ( (*) in Code 39) where applicable (no adjacent labels). The symbol shall end in the asterisk followed again by a minimum [*] inches of "Quiet Zone".
     -   The bar code height shall be [*]  inches (minimum).


2.2   POWER CORDS
Accessory kit includes a total of [*]  power cords ( [*]  and      [*]
         power, see CSD for part numbers).

Power cords have strict sourcing requirements. Power cords may only be sourced from HP specified vendors and only under the HP part number. No other power cord shall be considered. The power cords to be included with the 12000 switch are
manufactured by      [*]       , part number   [*]







 Date: 6/6/2002        Configuration Specification        Page 5 of 5
      [*]                     Revision E14                      [*]

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  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


   3.0   PURCHASED PARTS

HP PART
NUMBER /
COMPAQ PART        BROCADE PART
NUMBER             NUMBER             DESCRIPTION        CONTENTS                                                 CONTENT
------------       -------------      -----------        ------------------------------------------------         -----------
[*]                [*]                [*]                [*]                                                      [*]




 Date: 6/6/2002        Configuration Specification        Page 6 of 6
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  THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


4.0    SWITCH

 MODEL NUMBER: [*]

 PART  NUMBER: [*]
               [*]
               [*]
 DESCRIPTION:  HP STORAGEWORKS CORE SWITCH 2/64

4.1    SWITCH CONFIGURATION


ITEM                            DESCRIPTION (6/1)                                    7/26
----------------------          ------------------------------------------------     ----
Chassis Color                   [*]
Chassis Door (metal)            [*]
Chassis Door (plastic)          [*]
Chassis Door 2" Badge           [*]
WWN bezel (plastic)             [*]
WWN Mylar label                 [*]
WWN 1" Badge                    [*]
Cable Management Tray           [*]
 Agency Certification           [*]
Cable Pillars                   [*]
Firmware                        [*]
IP Address default              [*]
Subnetmask                      [*]
Power Supplies                  [*]
Blowers                         [*]


4.2    SWITCH: CONFIGURATION PARAMETERS

CLI Timeout           [*]
[Configuration]       [*]



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   OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


4.3    SWITCH: LICENSES


 LICENSES       SHIPPING STATUS           HP PN            CPQ PN (SS, SN *)     BROCADE PN
----------     -----------------         --------         ------------------    -------------
FabricOS       [*]
4.0

Adv.           [*]                                                              [*]
Webtools

Adv.           [*]                                                              [*]
Zoning

Fabric         [*]                                        [*]                   [*]
Watch

Adv. Perf.     [*]                                        [*]                   [*]
Monitoring

LUN            [*]                                        [*]
Zoning (**)

Qkloop         [*]                                        [*]
Fabric
Assist
(**)

Secure         [*]                                        [*]
Fabric O/S
(**)

ISL            [*]                       [*]              [*]                   [*]
Trunking


Extended       [*]                       [*]              [*]                   [*]
Fabrics


Remote         [*]                       [*]              [*]                   [*]
Switch


Repair keys    [*]                       [*]              [*]                   [*]

   (*)  [*]

   (**) [*] POST FRS


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  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


4.4    SWITCH: ACCESSORY KIT

                    HPPN: [*]           BROCADE PN:  TBD

 HP PART
  NUMBER        CPQ PN     BROCADE PN        DESCRIPTION (HPPN)                                      QTY
-----------     ------     ----------        --------------------                                    ---

[*]                        [*]               [*]                                                     [*]









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  PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


4.5    SWITCH: RACK MOUNT KIT           [*]

DESCRIPTION                                                    QTY


[*]



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  PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


 4.6   SWITCH: LABELS

LABELS
    Brocade Std              [*]
Product
(Placement:
Front Inside Left
- SFP side)

    Brocade                  [*]
Serial Number
(Placement:
Front Inside Left
- SFP side)

Compaq                       [*]
product label
(includes 2-
5-2 p/n, 6-3
p/n, s/n)
(Placement:
Front Inside Left
- SFP side)

    Switch HP
  Serial Number              HP Serial Number:[*]
   (Placement:               [*]
  Back of  unit)

                              [*] Serial Number Format:
                              US    = Country of Manufacture
                              B     = Supplier ID, Brocade
                              0     = Revision 0. To be updated per applicable PCNs
                              V     = Project Identifier
                              xxxxx = sequential numeric counter starting with 00001 and not reset when revision level is changed.
                              (Note: For June 3, 02 launch use serial [*])

HP Part Number
      Label                  HP Part Number: [*]
                             [*]
   (Placement:
Back of  unit)               [*]

                             5x5 part number in human readable and 3x9 bar code.







 Date: 6/6/2002        Configuration Specification        Page 11 of 11
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   OMITTED PORTIONS.

[*]


4.7    LABEL LOCATIONS


[*]



4.8    LABEL:         [*]

                      Description: [*]
                      HP Part Number: [*]
                      [*]


4.9    LABEL:         [*]

                      Description:    [*]
                      HP Part Number: [*]
                      [*]







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  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


4.10   LABEL:        AGENCY

[GRAPHIC IMAGE APPEARS HERE]


4.11   SWITCH:       FRUS

HP DESCRIPTION           BROCADE PART          HP REPLACEMENT         HP EXCHANGE         COMPAQ DESCRIPTION
                           NUMBERS               PART NUMBER          PART NUMBER
--------------         ---------------         --------------        -------------       ---------------------
Port Card              [*]                                            [*]                 [*]
Power Supply           [*]                     [*]                                        [*]
Blower                 [*]                     [*]                                        [*]
Assembly
Rear WWN               [*]                     [*]
Assembly
CP Card                [*]                                            [*]                 [*]
                                                                                          [*]


4.12  SWITCH:        PACKAGING

Brocade Standard Packaging for the switch

HP SHIPPING LABEL







 Date: 6/6/2002        Configuration Specification        Page 13 of 13
 [*]                          Revision E14                [*]

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  PORTIONS.

[*]




                          [*]
                      Sample only





COMPAQ SHIPPING LABEL




                          [*]
                      Sample only





LABEL PLACEMENT: Add the Compaq shipping label on the same side of the shipping crate as the HP shipping label but separated from each other (i.e. opposite corners of the box)







 Date: 6/6/2002        Configuration Specification        Page 14 of 14
 [*]                          Revision E14                [*]

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  THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
  OMITTED PORTIONS.

[*]


4.13  SWITCH:     DOCUMENTATION CD-ROM ARTWORK

CD-ROM is included in the accessory kit.




          [GRAPHIC IMAGE APPEARS HERE]











 Date: 6/6/2002        Configuration Specification        Page 15 of 15
 [*]                          Revision E14                [*]


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   THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
   OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


5.0    PORT CARD


5.1    PORT CARD:  SERIAL LABEL

Port Card HP Serial
Number                     HP Serial Number:[*]
                           [GRAPHIC IMAGE APPEARS HERE]



                           [*]


5.2    PORT CARD:  PART NUMBER LABEL (IMAGE NOT SHOWN)


5.3    PORT CARD PACKAGING:

[*] packaging.


5.4   PORT CARD SHIPPING LABELING:

Label must contain:
SHIP TO ADDRESS
DESCRIPTION
HP SERIAL NUMBER
COUNTRY OF ORIGIN
HP PURCHASE ORDER
CE MARK
GOST MARK







 Date: 6/6/2002        Configuration Specification        Page 16 of 16
 [*]                          Revision E14                [*]


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   THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
   OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


6.0  [*]





                          [GRAPHIC IMAGE APPEARS HERE]











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  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]






                          [GRAPHIC IMAGE APPEARS HERE]











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 [*]                          Revision E14                 [*]





* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]






                          [GRAPHIC IMAGE APPEARS HERE]











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 [*]                          Revision E14                [*]





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  WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
  TO THE OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]






                          [GRAPHIC IMAGE APPEARS HERE]











 Date: 6/6/2002        Configuration Specification        Page 20 of 20
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  THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]


7.0            [*]          CLAMP




              [*]







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  THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
  OMITTED PORTIONS.

            [*]


8.0    INSTALLATION SHEET SHIPPED WITH PORT CARD




[GRAPHIC IMAGE APPEARS HERE]











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  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]






                          [GRAPHIC IMAGE APPEARS HERE]











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  THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
  OMITTED PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]






                          [GRAPHIC IMAGE APPEARS HERE]











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  THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED
  PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]






                          [GRAPHIC IMAGE APPEARS HERE]











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 [*]                          Revision E14                [*]



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  THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED
  PORTIONS.

[GRAPHIC IMAGE APPEARS HERE]






                          [GRAPHIC IMAGE APPEARS HERE]










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 [*]                          Revision E14                [*]






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    WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT
    TO THE OMITTED PORTIONS.

                                  EXHIBIT (A-3)

                     HP SUPPLIER QUALITY SYSTEM REQUIREMENTS


   Note: The parties intend to amend this Exhibit (A-3) to include the applicable HP Supplier Quality System Requirements for the 12000 Silkworm switch OEM product as soon as such information is made available.

                        ------ HEWLETT-PACKARD CO. ------

    This page provides a running history of changes for a multi-page drawing. List all changes below, referencing page number and section number, if applicable. Be concise when describing changes. If extensive revisions have been made, a general statement that the document has been "revised and redrawn" is permissible.

--------------------------------------------------------------------------------
                                                                  INITIALS
 LTR.                REVISIONS             DATE                 OEM ENGINEER
--------------------------------------------------------------------------------
  A     Initial Release                   6/05/02                   [*]











--------------------------------------------------------------------------------

                          [GRAPHIC IMAGE APPEARS HERE]
                                 HP PROPRIETARY

    This document is the property of Hewlett-Packard Company (HP) and contains confidential and proprietary information of HP. Neither it, nor the information contained herein shall be disclosed to others, or duplicated, or used by other except as authorized by HP writing.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP Confidential **

-------------------------------------------------------------------------------
ASSEMBLY #: N/A                       HP P/N:  [*]
-------------------------------------------------------------------------------
DATE: JUNE 5, 2002                    DESCRIPTION:
                                      12000 SILKWORM SWITCH
                                      SUPPLIER QUALITY/RELIABILITY REQUIREMENTS
                                      DOCUMENT: QUALITY PLAN
-------------------------------------------------------------------------------
BY[*]
-------------------------------------------------------------------------------
                                      [*]
-------------------------------------------------------------------------------



                              BROCADE 12000 SWITCH
                          SUPPLIER QUALITY/RELIABILITY
                              REQUIREMENTS DOCUMENT



      Model Numbers:
      A6509A -  128 Port Switch

      Supplier:  Brocade

 ----------------------------------------------------------------------------
                                   DOCUMENT REVISION HISTORY
    REVISION #       DATE                      DESCRIPTION
 ----------------- --------- ------------------------------------------------
        00         5/05/02   - Initial Release
 ----------------- --------- ------------------------------------------------

 ----------------- --------- ------------------------------------------------

 ----------------- --------- ------------------------------------------------

 ----------------- --------- ------------------------------------------------

 ----------------------------------------------------------------------------


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------------------   SUPPLIER QUALITY/RELIABILITY REQUIREMENTS   ---------------
Drawing Number:                      DOCUMENT                    Filename:
TBD.                                                               Rubiconqp.doc


* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                              ** HP Confidential **


TABLE  OF  CONTENTS


1.  PURPOSE................................................................. 4


2.  DEFECTIVE PRODUCT:...................................................... 4

  2.1.  [*]:................................................................ 4

3.  [*] TEST PROCESS........................................................ 5

  3.1.  [*] [*]............................................................. 5
  3.2.  HP INCOMING [*]..................................................... 5
  3.3.  DOCK-TO-STOCK....................................................... 5
  3.4.  OOBA INSPECTION..................................................... 6

4.  FIELD QUALITY / RELIABILITY............................................. 6

  4.1.  AFR (ANNUAL FAILURE RATE)........................................... 6

5.  FAILURE ANALYSIS EXPECTATIONS........................................... 6


6.  QUALITY DATA EXPECTATIONS............................................... 7

  6.1.  HP'S RESPONSIBILITY................................................. 7
  6.2.  SUPPLIER'S RESPONSIBILITY........................................... 7
    [*]Y REPORTS............................................................ 7
    OTHER REPORTS........................................................... 8

7.  COMMUNICATION EXPECTATIONS.............................................. 8

  7.1       PRODUCT CHANGES REQUIRING HP APPROVAL........................... 8
  7.2       PROCESS CHANGES REQUIRING HP APPROVAL........................... 8
  7.3       SHIPMENT HOLD NOTIFICATION...................................... 9
  7.[*]..................................................................... 9

8.0   SUPPLIER QUALITY SYSTEM............................................... 9



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



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

                              ** HP Confidential **


1.      PURPOSE

The purpose of this Quality/Reliability Requirements Document is to establish an understanding and agreement between Hewlett-Packard (HP) and Seller with regard to quality and reliability expectations and responsibilities. The terms Supplier and Seller are used interchangeably in this Quality/Reliability Requirements Document.

It is HP's objective to receive Product of the highest possible quality and reliability with the lowest cost of ownership. The Product must consistently meet or exceed the requirements of this document and the individual specifications applicable to each Product. It is HP's expectation that Supplier shall strive to ship defect-free, fully tested Product as measured at the first operational test at HP. Repaired units are subject to the same Product Specifications as when originally shipped.

HP's objective is to work in close cooperation with Supplier to resolve any quality issue, and expects the Supplier to work diligently to resolve any quality issue.

2.      DEFECTIVE PRODUCT:

HP shall inform Supplier of any units or lots that fail, and provide Supplier with yield percentages. Defective units or lots will be shipped to Supplier's facility as instructed by Supplier. Supplier shall test and verify all failed units, and provide the data of failure symptoms observed or NTF (No Trouble Found), on all units returned from HP worldwide manufacturing sites.


        [*]



*   CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH
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    OMITTED PORTIONS.



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

                              ** HP Confidential **

                                      [*]


3.      [*] [*]

        3.1. [*] [*]

        First production shipment to HP will be [*] to verify that product meets all conditions listed in the Configuration Specification. The [*]
        inspection will include a review of the following items:      [*]

        3.2. HP INCOMING [*] [*]

        All new suppliers must demonstrate relevant process control through a quality system [*]. HP shall thoroughly [*] the [*] customer [*] unit received from the Supplier. If there are any functional failures or cosmetic failures HP has the right to [*] the Supplier's [*]

        [*]

        All failures require a [*] report completed by the Supplier within [*] after notification. If the Supplier needs the defective unit to determine the root cause, the Supplier shall complete a [*] report within [*] after receipt of the defective unit(s). The report shall contain detailed explanation of the root cause and [*](s) performed. HP shall verify the report during the [*]

        3.3. DOCK-TO-STOCK

        Product will move to Dock-To-Stock status after successful completion of Incoming [*] as listed in Section 3.2. Upon successful completion of [*] and [*], subsequent shipments will not be inspected as they are received by HP-NSSO.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



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------------------   SUPPLIER QUALITY/RELIABILITY REQUIREMENTS   ---------------
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

                              ** HP Confidential **


        3.4. OOBA INSPECTION

        OOBA is performed after a [*] on the BROCADE manufacturing line. The focus of OOBA is to screen for failures, rectify any lots with problems, and implement [*] based on the observed failures.

        The In-Process Acceptance Limit has been established and specified in the following chart. The In-Process Lot Sample Inspection shall be used when determining the Q1 score for the TQRDC/E review.

                                                            DPM
            PART DESCRIPTION       PART NUMBER          UPPER LIMIT

                 [*]                   [*]                  [*]


        If the DPM goal is not met, Brocade will provide process yield data and [*] (and/or contract supplier process if necessary) and hold [*] until quality meets the stated goal.



[*]


4.      FIELD QUALITY / RELIABILITY

        4.1. AFR (ANNUAL FAILURE RATE)


        The AFR Limits are defined in the following AFR Chart. The Field Failure Rate (AFR) Limit shall be used when determining the Q2 score for the TQRDC/E review.


          PART DESCRIPTION            HP PART NUMBER      FIELD FAILURE RATE
                                                             (AFR) LIMIT

                [*]                         [*]                   [*]


        These numbers do not include [*] and [*].

5.      FAILURE ANALYSIS EXPECTATIONS

        Supplier shall test and verify all unit failures returned by HP worldwide manufacturing organizations, HP field or found in Brocade's manufacturing line. The supplier shall promptly institute the [*]eport and [*] that may be required to prevent any further rejects for such cause.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



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

                              ** HP Confidential **

ITEM                        LOWER BOUNDARY       UPPER BOUNDARY          COMMENTS
----                        --------------       --------------          --------
Reproduce Failures          1 day                1-4 days                Will notify Customer if longer than stated time
I.D. Root Cause             5 days               5-30 days               Will notify Customer if longer than stated time
Short Term Containment      1 day                1-10 days               Will notify Customer if longer than stated time
Implement CLCA              10 days              10+days                 Will notify Customer if longer than stated time

NOTE:-  TAT is cummulative, from receipt of unit at repair center


6.      QUALITY DATA EXPECTATIONS

Quality data supplied by Supplier shall include, but not be limited to, process yield information and corresponding [*] regarding failures.

        6.1. HP'S RESPONSIBILITY

        HP shall inform Supplier of In-Process failures that occur at [*] on a [*]y basis.

        6.2. SUPPLIER'S RESPONSIBILITY

        [*] REPORTS
        Supplier shall provide the following reports to HP-NSSO's OEM
        Engineer on a [*] basis:
        -  [*] summary of all reports contained in following [*] report section.




* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



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------------------   SUPPLIER QUALITY/RELIABILITY REQUIREMENTS   ---------------
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

                              ** HP Confidential **


               [*] REPORTS
               Supplier shall provide the following reports to HP-NSSO's Mass Storage OEM Engineers on a [*] basis:

               - [*]

               The following is available upon request with reasonable advance notice: History Matrix/ECO log with the following information for example:
                      Brocade ECO#
                      Implementation Date
                      Serial Number Range
                      Part Number Revision
                      Firmware Revision
                      Hardware Revision
                      Description of change


               OTHER REPORTS
               Supplier shall provide the following additional information to the HP Fibre Channel OEM Engineer.
               - Failure Analysis (FA) Report upon completion.

7.      COMMUNICATION EXPECTATIONS

        7.1 PRODUCT CHANGES REQUIRING HP APPROVAL

        The evaluation period for changes is covered in the HP/Brocade Purchase Agreement. The intent is to allow HP sufficient time to review the proposed change and Supplier qualification data and to perform additional testing, if necessary. Supplier must notify HP within [*] of upcoming changes in order to assure a smooth implementation. Changes must be communicated in writing in the form of an Engineering Change Request (ECR) document and sent to the OEM Engineer. Changes that must be communicated in writing are:
              1.  Form, fit or function
              2.  Significant changes in sources of supply
                  -Power supply, printed circuit assemblies (PCA's), fan assembly, wire harnesses, and chassis
              3. Significant changes in code or hardware with potential impact on data interface including maintenance updates.


        7.2 PROCESS CHANGES REQUIRING HP APPROVAL

        Supplier shall notify HP of any major changes to the manufacturing process in writing [*] prior to proposed implementation. These include:
               1. Change in manufacturing facility for Product of major
                  sub-components.
               2. Change in test times or sample sizes.
               3. Addition/deletion of tests, inspections, and/or screens
               4. Addition or deletion of automated process steps



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



Printed: 03/26/02                  12000 SWITCH                  Page:  8  of  9
------------------   SUPPLIER QUALITY/RELIABILITY REQUIREMENTS   ---------------
Drawing Number:                      DOCUMENT                    Filename:
TBD.                                                               Rubiconqp.doc

                              ** HP Confidential **

        7.3 SHIPMENT HOLD NOTIFICATION

        Supplier shall notify HP verbally of any line-down or ship hold situations that will adversely affect HP shipments or HP's installed base within [*] of such situation occurring. A written analysis of HP's inventory exposure and a recovery plan, if applicable, shall be provided within [*] of such situation occurring.


        7.4 [*]

        Supplier will maintain a [*] with HP to address all open issues and will maintain a [*]
        [*]

8.0     SUPPLIER QUALITY SYSTEM

        A. Supplier is expected to have a quality system in place that meets the requirements of ISO 9000 as a minimum.

        B. Supplier shall control every critical point in the manufacturing/test process and maintain documentation as evidence of such process controls (e.g. control charts).

        C. Supplier shall provide details of its test process. The Supplier shall notify HP of any major changes to the test process.



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



Printed: 03/26/02                  12000 SWITCH                  Page:  9  of  9
------------------   SUPPLIER QUALITY/RELIABILITY REQUIREMENTS   ---------------
Drawing Number:                      DOCUMENT                    Filename:
TBD.                                                               Rubiconqp.doc

                                                                       EXHIBIT B


                                                   SPECIFICATION CONTROL DRAWING

1.      GENERAL

1.1 This specification provides Hewlett-Packard Company's (HP's) general requirements for either restricting or prohibiting certain chemical compounds as constituents of parts, components, materials and products purchased by HP worldwide, or prohibiting the use of certain compounds in the manufacture of parts, components materials and products purchased by HP worldwide.

1.2 This specification also provides HP's general requirements for recycling and disposal-marking and labeling of HP purchased parts, components, materials and products; in particular, for batteries.

1.3 This specification is not intended to be a listing of all product content limitations or restrictions that may be established as a matter of law. Seller's compliance with this specification does not relieve or diminish Seller's obligation to comply with all applicable laws.

1.4 This specification is in addition to, and does not in any way limit or supersede, any other product specifications that may be established by HP.

1.5     This specification contains the following sections:

1.5.1   General

1.5.2   Purpose

1.5.3   General Product Content Restrictions

1.5.4   Battery Content Restrictions

1.5.5   Packaging Materials Content Restrictions

1.5.6   Product Labeling and Marking Requirements

1.5.7   New Chemical Registration Requirements

1.5.8   Tables

1.5.8.1 Ozone Depleting Substances Prohibited From Product Manufacturing Process

1.5.8.2 Ozone Depleting Substances Prohibited From Products

1.5.8.3 Polybrominated Biphenyl/Polybrominated Biphenyl Ether/Polybrominated Diphenyl Oxide (PBB/PBDE/PBDO) Flame Retardants Prohibited from Products

1.5.8.4 Labeling Requirements for Batteries, and Products and Packaging Containing Batteries

--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 1 of 8
Changes since previous issue        SPECIFICATION FOR     DWG. [*]
noted by approval: [*]                 ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------





 * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   SPECIFICATION CONTROL DRAWING

2.      PURPOSE

                The purpose of this specification is to present HP's general product content requirements for HP purchased parts, components, materials and products that HP sells or that are incorporated into the products HP sells.

3.      GENERAL PRODUCT CONTENT RESTRICTIONS

        The content restrictions specified in this Section apply to the specified compound as a constituent of all parts, components, materials or products purchased by HP. For additional product content restrictions applicable to batteries only, see Section 4. For additional product content restrictions applicable to packaging materials only, see Section 5.

3.1     Asbestos Restrictions

        Asbestos must not be present in parts, components, materials or products.

3.2     Cadmium Restrictions

3.2.1 Cadmium must not be used as a stabilizer, coloring agent or as a surface coating treatment.

3.2.2 The total concentration of cadmium in parts, components, materials or products must not exceed 50 parts per million (50 PPM) by weight (50 mg/kg). This cadmium restriction does not apply to batteries.

3.2.3   Lead Restrictions in Paints

        Lead carbonates and sulfates must not be used in any paint applied to parts, components, or products.

3.2.4   Mercury Restrictions

        Mercury must not be contained in any part, material, component or product, including but not limited to switches, relays or electrical contacts. This mercury restriction does not apply to lamps with less than 10 mg of mercury.

3.3     Ozone Depleting Substances (ODS) Restrictions

3.3.1   ODS Use in Product Manufacturing Process.

        The ODS substances listed in Table 8.1 must not be used in the manufacturing process of any parts, components, materials or products.

3.3.1   ODS in Products Parts, Components, Materials and Products

        The ODS substances listed in Table 8.2 must not be contained in any parts, components, materials or products.


--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 2 of 8
Changes since previous issue        SPECIFICATION FOR     DWG. [*]
noted by approval: [*]                 ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   SPECIFICATION CONTROL DRAWING


3.4 Polybrominated Biphenyls (PBBs) and Polybrominated Biphenyl Ethers (PBBEs)/ Polybrominated Biphenyl Oxides (PBBOs) Restrictions

        Plastic parts, components, materials and products must not contain polybrominated biphenyls or polybrominated biphenyl ethers, also known as polybrominated biphenyl oxides, flame retardants. Specific PPBs and PBBEs, include but are not limited to, those listed in Table 8.3.

3.5 Polychlorinated Biphenyl (PCB) and Polychlorinated Terphenyls (PCT) Restrictions

        Polychlorinated biphenyls (PCB) and polychlorinated terphenyls (PCT) must not be present in parts, components, materials, or products.

4.      BATTERY CONTENT RESTRICTIONS

        The content restrictions specified in this Section apply to all batteries purchased by HP, and to all batteries contained in any parts, components or products purchased by Hewlett-Packard.

4.1     Mercury Restrictions

4.1.1 Batteries must not contain mercury exceeding 5 part per million (5 PPM) by weight (5 mg/kg).

4.1.2 Products, parts and components must not contain mercuric oxide batteries.

4.2     Cadmium Restrictions

        The total cadmium content of alkaline-manganese batteries must not exceed 10 parts per million (10 PPM) by weight (10 mg/kg).

5.      PACKAGING MATERIALS CONTENT RESTRICTIONS

        The content restrictions specified in this section apply to all packaging materials purchased by HP and used to package HP products that are incorporated in the products HP sells.

5.1     ODS Restrictions in Packaging Materials

        CFCs and HCFCs listed in Tables 8.1 and 8.2 must not be used in plastic foam packaging materials, for example, as foaming agents.

5.2     Heavy Metals Restrictions in Packaging Materials.

        Packaging materials must not contain any amount of lead, mercury, cadmium, or hexavalent chromium as an intentionally added element. The sum concentration of incidental lead, mercury, cadmium, and hexavalent chromium must not exceed 100 parts per million, 100 PPM, by weight (100 mg/kg).


--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 3 of 8
Changes since previous issue        SPECIFICATION FOR     DWG. [*]
noted by approval: [*]                 ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   SPECIFICATION CONTROL DRAWING


6.      PRODUCT LABELING AND MARKING REQUIREMENTS

        6.1 Battery Labeling Requirements

                Batteries, rechargeable consumer products with not easily removable battery, and their packaging must be labeled according to the requirements specified in Table 8.4.

7.      CHEMICAL REGISTRATION REQUIREMENTS

        Each chemical substance contained in parts, components, materials and products sold to HP must comply with chemical registration and premanufacture notification requirements in those countries which have enacted such requirements (including but not limited to. Australia, Canada, China, Japan, South Korea, Switzerland, the United States, and the countries of the European Union). This is in order to permit import and sale of the parts, components, materials and products sold to HP in all of these countries.

8.      TABLES

Table 8.1 -   Ozone Depleting Substances Prohibited From Product Manufacturing
              Process

  CHLOROFLUOROCARBONS                        HALONS
  [*]                                        [*]
                                             All isomers of the above substances

                                             OTHER
                                             [*]

  All isomers of the above substances


--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 4 of 8
Changes since previous issue        SPECIFICATION FOR     DWG. No. [*]
noted by approval: [*]                 ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------

                                                   SPECIFICATION CONTROL DRAWING


Table 8.2 - Ozone Depleting Substances Prohibited From Products

Group I    Chlorofluorocarbons, CFCs (includes isomers of listed substances)

[*]           [*]                                   [*]           [*]
[*]           [*]                                   [*]           [*]
[*]           [*]                                   [*]           [*]

Group II   Other Fully Halogenated CFCs (includes isomers of listed substances)

[*]           [*]                                   [*]           [*]
[*]           [*]                                   [*]           [*]
[*]           [*]                                   [*]           [*]
[*]           [*]                                   [*]           [*]
[*]           [*]                                   [*]           [*]

Group III  Halons (includes isomers of listed substances)

[*]           [*]                                   [*]           [*]
[*]           [*]

Group IV

[*]           [*]

Group V

[*]           [*]

Group VI

[*]           [*]


--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 5 of 8
Changes since previous issue        SPECIFICATION FOR     [*]
noted by approval:    [*]              ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   SPECIFICATION CONTROL DRAWING

Group VII Hydrobromofluorocarbons, HBFC's (includes isomers of listed substances)

[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]
[*]                            [*]                            [*]

Group VIII     Hydrochlorofluorocarbons, HCFC's (includes isomers of listed substances)

[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]                    [*]                   [*]
[*]                   [*]


--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 6 of 8
Changes since previous issue        SPECIFICATION FOR     [*]
noted by approval:    [*]              ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   SPECIFICATION CONTROL DRAWING


Table 8.3 - Polybrominated Biphenyl and Biphenyl Ether Flame Retardants
            Prohibited From Products

NAME                                          CAS NUMBER
[*]                                           [*]
[*]                                           [*]
[*]                                           [*]
[*]                                           [*]
[*]                                           [*]
[*]                                           [*]
[*]
[*]                                           [*]
[*]                                           [*]
[*]                                           [*]
[*]
[*]                                           [*]
[*]                                           [*]
[*]                                           [*]
[*]
[*]                                           [*]
[*]                                           [*]
[*]
[*]
[*]                                           [*]
[*]                                           [*]
[*]                                           [*]
[*]
[*]                                           [*]

*    Polybrominated Biphenyl(s) = Polybromobiphenyl(s) = Polybromodiphenyl(s)
**   Polybrominated Biphenyl Ether(s) = Polybrominated Biphenyl Oxide(s)
CAS  = Chemical Abstract Service


--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 7 of 8
Changes since previous issue        SPECIFICATION FOR     [*]
noted by approval:    [*]              ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                   SPECIFICATION CONTROL DRAWING

    TABLE 8.4 - LABELING REQUIREMENTS FOR BATTERIES, CONSUMER PRODUCTS
                CONTAINING BATTERIES, AND THEIR PACKAGING

------------------------------------------------------------------------------------------------------------------------
PRODUCT TYPE                                                  SYMBOL                WORDING ON LABEL
------------------------------------------------------------------------------------------------------------------------
ALKALINE BATTERIES                                       SEE NOTE 1 BELOW          - MANUFACTURER'S NAME AND ADDRESS
------------------------------------------------------------------------------------------------------------------------
LEAD-ACID (SEALED) BATTERIES AND THEIR PACKAGING   [GRAPHIC IMAGE APPEARS HERE]    - MANUFACTURER'S NAME AND ADDRESS
                                                                                   - Pb
                                                                                   - "BATTERY MUST BE RECYCLED."
------------------------------------------------------------------------------------------------------------------------
LITHIUM AND LITHIUM ION BATTERIES                        SEE NOTE 1 BELOW          - MANUFACTURER'S NAME AND ADDRESS
                                                                                   - LITHIUM OR LITHIUM ION
------------------------------------------------------------------------------------------------------------------------
NICKEL-CADMIUM BATTERIES AND THEIR PACKAGING       [GRAPHIC IMAGE APPEARS HERE]    - MANUFACTURER'S NAME AND ADDRESS
                                                                                   - Ni-Cd
                                                                                   - "BATTERY MUST BE RECYCLED OR
                                                                                     DISPOSED OF PROPERLY."
------------------------------------------------------------------------------------------------------------------------
NICKEL METAL HYDRIDE BATTERIES                           SEE NOTE 1 BELOW          - MANUFACTURER'S NAME AND ADDRESS
                                                                                   - "CONTAINS NICKEL METAL HYDRIDE
                                                                                     (NiMH) BATTERY."
------------------------------------------------------------------------------------------------------------------------
RECHARGEABLE CONSUMER PRODUCTS CONTAINING NOT      [GRAPHIC IMAGE APPEARS HERE]    MANUFACTURER'S NAME AND
EASILY ADDRESS REMOVABLE SEALED LEAD ACID                                          - "CONTAINS SEALED LEAD BATTERY.
BATTERIES                                                                          BATTERY MUST BE RECYCLED."
------------------------------------------------------------------------------------------------------------------------
RECHARGEABLE CONSUMER PRODUCTS CONTAINING NOT      [GRAPHIC IMAGE APPEARS HERE]    - MANUFACTURER'S NAME AND ADDRESS
EASILY REMOVABLE NICKEL-CADMIUM BATTERIES                                          - "CONTAINS NICKEL-CADMIUM
                                                                                     BATTERY. BATTERY MUST BE
                                                                                     RECYCLED OR DISPOSED OF
                                                                                     PROPERLY."
------------------------------------------------------------------------------------------------------------------------
PACKAGING OF RECHARGEABLE CONSUMER PRODUCT         [GRAPHIC IMAGE APPEARS HERE]    - MANUFACTURE'S NAME AND
CONTAINING ADDRESS SEALED LEAD BATTERY                                             - "CONTAINS SEALED LEAD BATTERY.
                                                                                   BATTERY MUST BE RECYCLED"
------------------------------------------------------------------------------------------------------------------------
PACKAGING OF RECHARGEABLE CONSUMER PRODUCT         [GRAPHIC IMAGE APPEARS HERE]    - MANUFACTURER'S NAME AND ADDRESS
CONTAINING NICKEL-CADMIUM BATTERY                                                  - "CONTAINS NICKEL-CADMIUM
                                                                                     BATTERY. BATTERY MUST BE
                                                                                     RECYCLED OR DISPOSED OR
                                                                                     PROPERLY."
------------------------------------------------------------------------------------------------------------------------

    NOTE 1: LABELING REQUIREMENT FOR THE NETHERLANDS

[GRAPHIC IMAGE APPEARS HERE]       This label must be on the packaging of the
                                   battery (if sold separate from the product) or in the manual of the product containing the battery with statements about removal of the battery.


--------------------------------------------------------------------------------
Date: 09/29/99                           GENERAL          Page 8 of 8
Changes since previous issue        SPECIFICATION FOR     DWG [*]
noted by approval:     [*]             ENVIRONMENT        Rev. D
--------------------------------------------------------------------------------

* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                            BROCADE/HP CONFIDENTIAL


                                   EXHIBIT (C)

                                 PRICING & FEES


OEM PRODUCT PRICING.

SHIPPING TERMS. Shipping terms for the SILKWORM 12000 during the allocation period of [*] shall be DDU (port) pursuant to Incoterms 2000. HP shall be the U.S. Principal Party in Interest.

ORDERS. All Orders for the SILKWORM 12000 shall be "Discrete Purchase Orders" which shall mean Orders that are not pursuant to nor subject to the [*] model [*] nor its associated fees. The lead- time for the forecasted Orders shall be [*] pursuant to the [*] forecast. Brocade shall use commercially reasonable efforts for un-forecasted Orders.

PRODUCT WARRANTY. The extended warranty of period shall be for [*] commencing upon shipment. Such warranty is for FRUs and hardware exclusive of software which has a warranty of [*].

SILKWORM 12000 BASE

HP PART DESCRIPTION: SilkWorm 12000 32-port Base Fibre Channel Fabric Switch SUPPLIER MODEL NO./DESCRIPTION: [*]

--------------------------------------------------------------------------------
TIME PERIOD                       HP PURCHASE PRICE
--------------------------------------------------------------------------------
[*]                               [*]

--------------------------------------------------------------------------------
[*]                               [*]

--------------------------------------------------------------------------------
[*]                               [*]

--------------------------------------------------------------------------------



16-PORT MODULES
HP PART DESCRIPTION: Upgrade 16-port Auto-sensing 1-2 Gbit/second Module



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 4

                            BROCADE/HP CONFIDENTIAL


SUPPLIER MODEL NO./DESCRIPTION: [*]

--------------------------------------------------------------------------------
TIME PERIOD                       HP PURCHASE PRICE

--------------------------------------------------------------------------------
[*]                               [*]

--------------------------------------------------------------------------------
[*]                               [*]

--------------------------------------------------------------------------------
[*]                               [*]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


A La Carte SOFTWARE

--------------------------------------------------------------------------------
SOFTWARE / FIRMWARE TITLE          HP PURCHASE PRICE
--------------------------------------------------------------------------------
[*]                                [*]
--------------------------------------------------------------------------------
[*]                                [*]
--------------------------------------------------------------------------------
[*]                                [*]
--------------------------------------------------------------------------------
[*]                                [*]
--------------------------------------------------------------------------------


FRU PRODUCT PRICING.


--------------------------------------------------------------------------------------------------
HP SERVICE FRU'S
--------------------------------------------------------------------------------------------------
DESCRIPTION                       REPAIR
                                  PRICING        [*]           [*]          [*]          [*]
--------------------------------------------------------------------------------------------------
SW12000 Chassis FRU, includes       [*]          [*]           [*]          [*]          [*]
backplane, blower backplane &
harness, AC harness (does not
include blower assys, power
supplies, WWN card, door,
cable tray)
--------------------------------------------------------------------------------------------------
FRU, 16 Port Auto-Sensing 1-2       [*]          [*]           [*]          [*]          [*]
Gbit/Sec Module
--------------------------------------------------------------------------------------------------
FRU, SW12000 Control Processor      [*]          [*]           [*]          [*]          [*]
--------------------------------------------------------------------------------------------------
FRU, SW12000 Power Supply,          [*]          [*]           [*]          [*]          [*]
180-264VAC, 1000W
--------------------------------------------------------------------------------------------------
FRU, SW12000 rack mount kit.        [*]          [*]           [*]          [*]          [*]
Includes front & rear brkts,
bottom support rack rails
--------------------------------------------------------------------------------------------------
FRU, SW12000 Blower Assembly        [*]          [*]           [*]          [*]          [*]
(single).  Includes blower,
control board, housing
--------------------------------------------------------------------------------------------------
FRU, SW12000 Rear WWN Bezel,        [*]          [*]           [*]          [*]          [*]
LED Status Panel cosmetic trim
--------------------------------------------------------------------------------------------------
FRU, SW12000 WWN board              [*]          [*]           [*]          [*]          [*]
assembly
--------------------------------------------------------------------------------------------------
FRU, SW12000 chassis door           [*]          [*]           [*]          [*]          [*]
--------------------------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 4

                            BROCADE / HP CONFIDENTIAL


--------------------------------------------------------------------------------------------------
FRU, SW12000 Switch card slot       [*]          [*]           [*]          [*]          [*]
filler panel
--------------------------------------------------------------------------------------------------
FRU, SW12000 cable management       [*]          [*]           [*]          [*]          [*]
tray
--------------------------------------------------------------------------------------------------
FRU, SW12000 cable management       [*]          [*]           [*]          [*]          [*]
pillar (16)
--------------------------------------------------------------------------------------------------



* CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 AMENDMENT NO. 4
                                  Page 3 of 3